                                                                  EXHIBIT 10.105

                                                                  EXECUTION COPY

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                         SALE AND CONTRIBUTION AGREEMENT

                                      AMONG

         THE PERSONS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS SELLERS

                                       AND

                  BLUEGREEN RECEIVABLES FINANCE CORPORATION IV,
                             AS THE TRUST DEPOSITOR

                          DATED AS OF SEPTEMBER 1, 2000

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                               TABLE OF CONTENTS
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
ARTICLE I
DEFINITIONS.......................................................................................................2
   SECTION 1.01.         GENERAL..................................................................................2
   SECTION 1.02.         OTHER INTERPRETIVE PROVISIONS............................................................2

ARTICLE II
AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT....................................................................2
   SECTION 2.01.         CLOSING OF PURCHASES.....................................................................2
   SECTION 2.02.         ASSIGNMENT OF RIGHTS UNDER AGREEMENT.....................................................3
   SECTION 2.03.         CONVEYANCE OF SUBSEQUENT AND SUBSTITUTE RECEIVABLES......................................4

ARTICLE III
REPRESENTATIONS AND WARRANTIES....................................................................................5

ARTICLE IV
SELLERS AFFIRMATIVE AND NEGATIVE COVENANTS.......................................................................10
   SECTION 4.01.         RECORDS.................................................................................10
   SECTION 4.02.         USE OF NOTEHOLDERS' NAMES...............................................................10
   SECTION 4.03.         OTHER DOCUMENTS.........................................................................11
   SECTION 4.04.         SELLERS' DUES REQUIREMENT...............................................................11
   SECTION 4.05.         CONSOLIDATION AND MERGER................................................................11
   SECTION 4.06.         RECEIVABLES.............................................................................11
   SECTION 4.07.         COMPLIANCE WITH LAWS....................................................................11
   SECTION 4.08.         ENVIRONMENTAL COMPLIANCE................................................................11
   SECTION 4.09.         NOTICES TO OBLIGORS.....................................................................13
   SECTION 4.10.         COMPLIANCE WITH COLLECTION POLICIES.....................................................13
   SECTION 4.11.         COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS..........................................13

ARTICLE V
PERFECTION OF TRANSFER AND PROTECTION OF BACK-UP SECURITY INTERESTS..............................................14
   SECTION 5.01.         CUSTODY OF RECEIVABLES..................................................................14
   SECTION 5.02.         FILING..................................................................................14
   SECTION 5.03.         NAME CHANGE OR RELOCATION...............................................................14
   SECTION 5.04.         CHIEF EXECUTIVE OFFICE..................................................................15
   SECTION 5.05.         COSTS AND EXPENSES......................................................................15
   SECTION 5.06.         SALE TREATMENT..........................................................................15

ARTICLE VI
REMEDIES UPON MISREPRESENTATION..................................................................................15

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   SECTION 6.01.         REPURCHASES AND SUBSTITUTIONS OF RECEIVABLES FOR BREACH OF
                         REPRESENTATIONS AND WARRANTIES..........................................................15
   SECTION 6.02.         REASSIGNMENT OF REPURCHASED OR SUBSTITUTED RECEIVABLES..................................16

ARTICLE VII
INDEMNITIES......................................................................................................16
   SECTION 7.01.         SELLERS INDEMNIFICATION.................................................................16
   SECTION 7.02.         LIABILITIES TO OBLIGORS.................................................................17

ARTICLE VIII
MISCELLANEOUS....................................................................................................17
   SECTION 8.01.         MERGER OR CONSOLIDATION.................................................................17
   SECTION 8.02.         TERMINATION.............................................................................17
   SECTION 8.03.         ASSIGNMENT OR DELEGATION BY THE SELLERS.................................................17
   SECTION 8.04.         AMENDMENT...............................................................................17
   SECTION 8.05.         NOTICES.................................................................................18
   SECTION 8.06.         MERGER AND INTEGRATION..................................................................18
   SECTION 8.07.         HEADINGS................................................................................19
   SECTION 8.08.         GOVERNING LAW...........................................................................19
   SECTION 8.09.         NO BANKRUPTCY PETITION..................................................................19
   SECTION 8.10.         SEVERABILITY OF PROVISIONS..............................................................19
   SECTION 8.11.         NO WAIVER; CUMULATIVE REMEDIES..........................................................19
   SECTION 8.12.         COUNTERPARTS............................................................................19
   SECTION 8.13.         INTENDED CHARACTERIZATION...............................................................19
   SECTION 8.14.         SELLERS.................................................................................20


EXHIBITS

         Exhibit A         Form of Sale Assignment
         Exhibit B         Form of Subsequent Purchase Agreement
         Exhibit C         Form of Allonge
         Exhibit D         Form of Substitute Receivables Purchase Agreement

SCHEDULES

         Schedule I        Seller Addresses
         Schedule II       Tradenames

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                         SALE AND CONTRIBUTION AGREEMENT

         This Sale and Contribution Agreement, dated as of September 1, 2000, is made by and among the Persons identified on the signature pages hereto as Sellers, (together with their permitted successors and assigns, each a "SELLER" and collectively, the "SELLERS") and Bluegreen Receivables Finance Corporation IV, a Delaware corporation (together with its permitted successors and assigns, the "TRUST DEPOSITOR").

         WHEREAS, in the regular course of its business, the Sellers originate and purchase Receivables;

         WHEREAS, the Trust Depositor has been established as a bankruptcy-remote entity owned by the Sellers for the purpose of the Sellers' selling and/or contributing to it from time to time Receivables and related assets owned by the Sellers in accordance with the terms of this Agreement;

         WHEREAS, the Sellers and Trust Depositor wish to set forth the terms and conditions pursuant to which Trust Depositor will acquire such Receivables (including Subsequent Receivables) and related assets; and

         WHEREAS, Trust Depositor intends concurrently with each transfer of Assets hereunder to sell, transfer and otherwise absolutely convey all right, title and interest in and to the Assets to the Trust pursuant to the Sale and Servicing Agreement dated as of the date hereof by and among Trust Depositor, the Trust, Bluegreen Corporation, in its capacity as Servicer, Concord Servicing Corporation, as Back-up Servicer, Vacation Trust, Inc., as club trustee, Heller Financial, Inc., as Facility Administrator, the Noteholders and U.S. Bank Trust National Association, as Indenture Trustee and Custodian (as amended, supplemented or otherwise modified from time to time, the "SALE AND SERVICING AGREEMENT"), executed concurrently herewith;

         WHEREAS, the Sellers and Trust Depositor wish to set forth the terms and conditions pursuant to which (i) the Sellers will sell, transfer and otherwise absolutely convey the Assets to Trust Depositor, and (ii) the Receivables Files, deeds and other instruments, certificates, books, records and information of any kind relating to the Assets referred to in the foregoing clause (i) and from time to time sold and purchased hereunder and under the Sale and Servicing Agreement and transferred to the Custodian (as custodian and agent for the Indenture Trustee) under the Custodian Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Sellers and Trust Depositor agree as follows:


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                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.01 GENERAL. Unless otherwise defined in this Agreement, capitalized terms used herein (including in the preamble above) have the meanings assigned to them in the Definitions Annex to the Sale and Servicing Agreement.

         SECTION 1.02 OTHER INTERPRETIVE PROVISIONS. Except to the extent otherwise specified in the particular term or provision at issue, this Agreement shall be interpreted and construed in accordance with the Document Conventions.

                                   ARTICLE II

                 AGREEMENT TO TRANSFER; ASSIGNMENT OF AGREEMENT

         SECTION 2.01 CLOSING OF PURCHASES. During the Purchase Period, no later than twenty (20) days prior to each Purchase Date (or such shorter period to which Trust Depositor shall agree), the Sellers shall notify the Trust Depositor of the intent to effect a Purchase and the proposed Purchase Date thereof. During the Purchase Period, no later than two (2) Business Days prior to each Purchase Date (or such shorter period to which Trust Depositor shall agree), the Sellers will deliver or cause to be delivered to Trust Depositor a notice specifying all outstanding Eligible Receivables currently owned by the Sellers which the Sellers wish to sell, transfer and absolutely assign pursuant to this Agreement, together with the information described in Exhibit A to the Sale and Servicing Agreement with respect thereto through such day. On or prior to the Purchase Date, Trust Depositor will notify the Sellers of the Eligible Receivables it will purchase (the "PURCHASED RECEIVABLES") on such date and the cash purchase price (the "SALE PRICE") it will pay for such purchase. To the extent that there is no Sale Price or the cash portion of the Sale Price for the Purchased Receivables is less than the fair market value thereof, the difference shall be deemed a capital contribution by the Sellers to the Trust Depositor. The Sellers and Trust Depositor shall enter into a certificate of assignment (the "SALE ASSIGNMENT"), dated as of each Purchase Date, substantially in the form of EXHIBIT A hereto, identifying all Purchased Receivables being conveyed on such date and the Sellers shall execute an allonge (or other assignment in the case of Aruba Receivables) in the form of EXHIBIT C attached hereto with respect to Purchased Receivables sold hereunder. The Sale Price shall be payable by Trust Depositor in full by wire transfer on the Purchase Date to an account designated by the Sellers to Trust Depositor on or before the Purchase Date.

         Concurrent with the payment of the Sale Price, if any, for Purchased Receivables and execution of the Sale Assignment, the Sellers shall have, and shall be deemed for all purposes to have sold, transferred, assigned, set over and otherwise conveyed to Trust Depositor, in consideration therefor without recourse, representation or warranty other than as expressly provided in the Transaction Documents, all the Sellers' rights, title and interest in and to the following (items (i) - (vi) below, collectively, being referred to as the "ASSETS"):



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                  (i) the Purchased Receivables identified by Trust Depositor to the Sellers as described above, and all payments of interest and principal, other Collections thereon and monies received, due or to become due in payment of such Purchased Receivables, after the applicable Cutoff Date;

                  (ii) the Mortgages and other instruments or documents, if any, securing such Receivables;

                  (iii) the related Receivable Files;

                  (iv) all payments made or to be made after the Cutoff Date with respect to such Purchased Receivables or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Purchased Receivables;

                  (v) all Insurance Proceeds with respect to each such Purchased Receivable; and

                  (vi) all income from and proceeds of the foregoing arising after the applicable Cutoff Date.

The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by Trust Depositor (or any assignee thereof) of any obligation of the Sellers in connection with the Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any Receivable at the time such Receivable is sold hereunder.

         SECTION 2.02. ASSIGNMENT OF RIGHTS UNDER AGREEMENT. Trust Depositor has the right to assign its interest under this Agreement to the Trust, which shall in turn assign its interest under this Agreement to the Indenture Trustee for the benefit of the Noteholders as may be required to effect the purposes of the Sale and Servicing Agreement and the Indenture, without further notice to, or consent of, the Sellers, and the Trust and the Indenture Trustee for the benefit of the Noteholders shall succeed to such of the rights of Trust Depositor hereunder as shall be so assigned. The Sellers acknowledge that, pursuant to the Sale and Servicing Agreement, Trust Depositor will sell and assign all of its right, title and interest in and to the Assets conveyed hereunder, including but not limited to, its right to exercise the remedies created by Section 6.01 hereof for breaches of representations and warranties of the Sellers contained in Article III hereof to the Trust, which shall in turn assign such right, title and interest to the Indenture Trustee for the benefit of the Noteholders as well as any other covenants or representations or warranties made by the Sellers hereunder. The Sellers agree that, upon such assignment to the Trust and the Indenture Trustee for the benefit of the Noteholders, such remedies, covenants and representations, including the repurchase obligations of Sellers with




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respect to breaches of such representations set forth herein and in Section 6.5 of the Sale and Servicing Agreement, will run to and be for the benefit of the Trust and the Indenture Trustee for the benefit of the Noteholders and their respective assignees and the Trust, the Indenture Trustee or such assignee may enforce the same directly without joinder of Trust Depositor.

         SECTION 2.03. CONVEYANCE OF SUBSEQUENT AND SUBSTITUTE RECEIVABLES. Subject to the satisfaction of the conditions set forth in Section 2.7 of the Sale and Servicing Agreement, the Sellers may at their option (but shall not be obligated to) sell, transfer, assign, set over and otherwise convey to Trust Depositor (by delivery of an executed Subsequent Transfer Agreement substantially in the form attached as EXHIBIT B hereto or, in the case of Substitute Receivables, by delivery of an executed Substitute Transfer Agreement substantially in the form attached as EXHIBIT D hereto), without recourse, representation or warranty other than as expressly provided in the Transaction Documents (and in consideration of Trust Depositor's concurrent transfer of property, by exchange of one or more related Receivables released by the Trust to Trust Depositor on the Subsequent Transfer Date, in the case of a Subsequent Receivable which is a Substitute Receivable) all the right, title and interest of the Sellers in and to the following (the property in clauses (i) - (vi) below, collectively upon such transfer, becoming part of the "ASSETS"):

                  (i) the Subsequent Receivables (or Substitute Receivables) identified in the related Addition Notice, all payments of interest and principal, other Collections thereon and monies received, due or to become due in payment of such Subsequent Receivables (or Substitute Receivables) after the applicable Cutoff Date;

                  (ii) the Mortgages and other instruments or documents, if any, securing such Subsequent Receivables (or Substitute Receivables);

                  (iii) the related Receivable Files;

                  (iv) all payments made or to be made after the Cutoff Date with respect to such Subsequent Receivables (or Substitute Receivables) or the Obligor thereunder under any guarantee or similar credit enhancement with respect to such Subsequent Receivables (or Substitute Receivables);

                  (v) all Insurance Proceeds with respect to each such Subsequent Receivable (or Substitute Receivable); and

                  (vi) all income from and proceeds of the foregoing arising after the applicable Cutoff Date.

To the extent that the property delivered by Trust Depositor to the Sellers in exchange for the Subsequent Receivables (or Substitute Receivables) and related Assets being conveyed has a value less than the fair market value of such Subsequent Receivables (or Substitute Receivables) and related Assets, the difference, shall be deemed a capital contribution by the Sellers to Trust Depositor in respect of such Subsequent Receivables (or Substitute Receivables).



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         Any such sale, transfer, assignment, set-over and conveyance shall not constitute and is not intended to result in a creation or an assumption by Trust Depositor (or any assignee thereof) of any obligation of the Sellers in connection with such Assets, or any agreement or instrument relating thereto, including, without limitation, any obligation to any Obligor or any other Person, or (i) any taxes, fees, or other charges imposed by any Governmental Authority and (ii) any insurance premiums which remain owing with respect to any such Receivable at the time such Receivable is conveyed hereunder.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Pursuant to each Sale Assignment, the Sellers will make, and upon execution of each Subsequent Purchase Agreement or Substitute Purchase Agreement will be deemed to remake, the representations and warranties set forth herein for the benefit of Trust Depositor, the Indenture Trustee and the Noteholders; provided, however, with respect to the representations and warranties relating to the Receivables, such representations and warranties shall be made only on their date of purchase hereunder. It is understood and agreed that the representations and warranties in this Article III shall survive the conveyance of the Purchased Receivables to Trust Depositor, any conveyance of the Purchased Receivables by Trust Depositor to the Trust and any conveyance of any interest therein to the Indenture Trustee for the benefit of the Noteholders and shall continue so long as any Purchased Receivable shall remain outstanding. The repurchase (or, in the alternative, substitution) obligation of the Sellers set forth in Section 6.01 below constitutes the sole remedy available for a breach of a representation or warranty of the Sellers. The Sellers are not responsible for and shall have no obligation with respect to the Obligors' payment obligations under the Purchased Receivables, except with respect to Servicer Advances as and to the extent provided in the Transaction Documents and obligations under Section 6.01 hereof with respect to breaches of representations and warranties, when made, relating to the Receivables; provided, however, this sentence shall not be construed to limit, in any manner, any other Seller obligation under the Transaction Documents.

         On the Closing Date, upon the effectiveness of each conveyance of Assets hereunder each Seller makes, upon each conveyance of Subsequent Receivables under a Subsequent Purchase Agreement and upon each conveyance of Substitute Receivables under a Substitute Purchase Agreement, each Seller will be deemed to remake, the following representations and warranties:

                  (a) ORGANIZATION AND GOOD STANDING. Each Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and each other Transaction Document to which it is a party.



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                  (b) DUE QUALIFICATION. Each Seller is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder.

                  (c) DUE AUTHORIZATION. The execution and delivery of this Agreement and each other Transaction Document to which it is a party, and the consummation of the transactions provided for herein and therein, have been duly authorized by each Seller by all necessary corporate action on the part of such Seller.

                  (d) NO CONFLICT. The execution and delivery of this Agreement and each other Transaction Document to which such Seller is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which any Seller is a party (or by which they or any of their property are bound).

                  (e) NO VIOLATION. The execution and delivery by the Sellers of this Agreement and each other Transaction Document to which it is a party, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Assets by the Sellers in accordance with the provisions of this Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to any Seller.

                  (f) NO PROCEEDINGS. There are no proceedings or investigations pending or, to the best knowledge of the Sellers, threatened against any Seller, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Agreement or any other Transaction Document, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Sellers of their obligations under this Agreement or any other Transaction Document.

                  (g) ALL CONSENTS REQUIRED. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the Sellers' execution and delivery of this Agreement and the other Transaction Documents to which it is a party, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof, have been obtained.

                  (h) BULK SALES. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by the Sellers.



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                  (i) SOLVENCY. After giving effect to the transactions under this Agreement, each Seller will be Solvent.

                  (j) SELECTION PROCEDURES. No selection procedures believed by the Sellers to be materially adverse to the interests of Trust Depositor, the Trust or the Noteholders were utilized by the Sellers in selecting the Receivables constituting part of the Assets being sold hereunder.

                  (k) TAXES. The Sellers have filed or caused to be filed all tax returns which, to their knowledge, are required to be filed and have paid all taxes shown to be due and payable on such returns or on any assessments made against them or any of their or their subsidiaries property and all other taxes, fees or other charges imposed on them or any of their property by any Governmental Authority (other than any amount of tax due the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Sellers); no tax lien has been filed and, to the Sellers' knowledge, no claim is being asserted, with respect to any such tax, fee or other charge, except for such liens, fees or other charges which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Receivables or any Seller's ability to perform its obligations under this Agreement or the other Transaction Documents.

                  (l) MARGIN STOCK. No Seller is engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any Margin Stock. No Seller owns any Margin Stock, and none of the proceeds of any Purchase will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be a "purpose credit" within the meaning of Regulations T, U or X of the Federal Reserve Board. No Seller will take or permit to be taken any action which might cause any Transaction Document to violate any regulation of the Federal Reserve Board. Notwithstanding the foregoing, this Agreement shall not limit Bluegreen's ability to repurchase shares of its common stock so long as it is otherwise done in compliance with the terms hereof.

                  (m) TITLE; PRIOR LIENS WITH RESPECT TO THE RESORTS AND ADDITIONAL RESORTS. Sellers and their Subsidiaries have good and marketable title to the Resorts or Additional Resorts (excluding sold Intervals and any equitable rights of Obligors under applicable state law to the Units under any conditional land sales contracts which relate to any Assets).

                  (n) ACCESS. The Resorts and Additional Resorts relating to the Assets, have direct access to a publicly dedicated road over a recorded easement and all roadways, if any, inside the Resorts and Additional Resorts are or will be common areas under the declaration after the first purchase of Receivables originated at such Resort or Additional Resort.

                  (o) UTILITIES. Electric, gas, sewer, water facilities and other necessary utilities are lawfully available in sufficient capacity to service the Units relating to the Intervals in the Resorts and Additional




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Resorts relating to the Receivables and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

                  (p) AMENITIES. All amenities described in the sales prospectus and the "PUBLIC REPORTS" for the Resorts and Additional Resorts relating to the Receivables are completed, or will be completed in all material respects, in the time periods described in the "PUBLIC REPORTS", or a bond insuring their completion has been posted. Each Obligor has or will have in the time period described in the applicable "PUBLIC REPORTS" access to and the use of all of the amenities and public utilities of the Resorts and the Additional Resorts relating to the Receivables as and to the extent provided in the Declaration and the "PUBLIC REPORTS".

                  (q) LOCATION OF OFFICES. The principal place of business and chief executive office of each Seller, and the office where each Seller keeps all the Records, are located at the addresses of such Seller referred to on
SCHEDULE I hereof (or at such other locations as to which the notice and other requirements specified herein shall have been satisfied).

                  (r) TRADENAMES. Except as described in SCHEDULE II, no Seller has trade names, fictitious names, assumed names or "DOING BUSINESS AS" names or other names under which either has done or is doing business.

                  (s) ACCOUNTING. Each Seller accounts for the transfer from such Seller of interests in the Assets hereunder as sales of such Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

                  (t) INVESTMENT COMPANY AND PUBLIC UTILITY HOLDING COMPANY. No Seller is an "INVESTMENT COMPANY" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended, or a "HOLDING COMPANY" or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  (u) REPRESENTATIONS AND WARRANTIES OF THE SELLERS RELATING TO THE AGREEMENT AND THE RECEIVABLES.

         The Sellers hereby represent and warrant to the Trust Depositor that, as of the Closing Date, each Purchase Date and as of each Subsequent Transfer
Date:

                  (i) BINDING OBLIGATION; VALID SALE AND TRANSFER OF OWNERSHIP; PRECAUTIONARY GRANT OF SECURITY INTEREST.

                           (A) This Agreement and each other Transaction
                  Document to which any Seller is a party constitutes a legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general




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


                  principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

                           (B) The Sellers have good and marketable title to
                  each Asset free and clear of any Lien, except Permitted Liens, of any Person and are the sole owners thereof and have full right to transfer the Assets to the Trust Depositor and to permit the Trust Depositor to transfer the same to the Trust.

                           (C) It is the expressed intention of Sellers and
                  Trust Depositor that this Agreement constitutes an irrevocable true sale and absolute transfer of ownership from Sellers to Trust Depositor of all right, title and interest of Sellers to Trust Depositor in, to and under the Assets, and that such transfer be free and clear of any Lien of any Person claiming through or under the Sellers or their Affiliates, except for Permitted Liens. Nevertheless, in the event a court of competent jurisdiction were to determine that the transactions contemplated by this Agreement constitute a secured financing rather than a true sale, each Seller hereby grants, as a precautionary measure, a security interest in such Assets to the Trust Depositor. Upon the filing of the financing statements described in Section 13.12 of the Sale and Servicing Agreement, the Trust shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither the Sellers nor any Person claiming through or under Sellers or their Affiliates shall have any claim to or interest in any of the Trust Accounts, except to the extent set forth in Sections 2.11(a) and (b) of the Sale and Servicing Agreement, as applicable, and, if, notwithstanding the expressed intention of the parties hereto, this Agreement constitutes the grant of a security interest (for collateral purposes) in such property, except for the interest of Sellers in such property as a debtor for purposes of the UCC.

                  (ii) RECEIVABLES. On each Purchase Date, the Sellers shall be deemed to represent and warrant as of the applicable Cutoff Date solely with respect to the Receivables being sold on such date:

                           (A) the List of Receivables and the Asset Report
                  delivered in connection therewith is an accurate and complete listing in all material respects of all the Receivables in and to become part of the Asset Pool as of the applicable Cutoff Date and the information contained therein (including with respect to the identity of such Receivables, Obligors thereon, and the amounts owing thereunder) is true and correct in all material respects as of the applicable Cutoff Date,

                           (B) each Receivable is evidenced by one original and
                  was originated in compliance in all material respects with all Requirements of Law;

                           (C) each Receivable is an Eligible Receivable,

                           (D) each Receivable and the related Assets have been
                  transferred to the Trust Depositor free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to any Seller, and

                           (E) with respect to each Receivable, all material
                  consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by any Seller in connection with the transfer of such Receivable and the related Assets to the Trust Depositor have been duly obtained, effected or given and are in full force and effect.

                  (iii) NOTICE OF BREACH. Upon discovery by the Sellers or the Trust Depositor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other, the Indenture Trustee and the Facility Administrator.

                                   ARTICLE IV

                   SELLERS AFFIRMATIVE AND NEGATIVE COVENANTS

         SECTION 4.01. RECORDS. Sellers shall keep adequate records and books of account reflecting all financial transactions of Sellers relating to the Assets and (to the extent available to the Sellers) the Time Share Associations, including sales of Intervals, all in accordance with GAAP.

         SECTION 4.02. USE OF NOTEHOLDERS' NAMES. Sellers will not, and will not permit any Affiliate to, without the prior written consent of any Noteholder, use the name of any Noteholder or the name of any Affiliates of any Noteholder in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Transaction

Documents and as required in dealing with governmental agencies or any applicable stock exchange including any reports required to be filed with the Securities and Exchange Commission.

         SECTION 4.03. OTHER DOCUMENTS. To the extent not maintained by the Custodian or Servicer, Sellers will maintain accurate and complete files relating to the Receivables and the related Assets to the satisfaction of Trust Depositor and the Trust, and such files (to the extent not computerized) will contain copies of each Receivable and the related assets together with the purchase agreements, truth-in-lending statements, all relevant credit memoranda and all collection information and correspondence relating to such Receivables.

         SECTION 4.04. SELLERS' DUES REQUIREMENT. The Sellers for as long as any Seller or one of its Subsidiaries controls the Resorts or Additional Resorts, shall provide such monies as are necessary to maintain services for a Resort or an Additional Resort which are equal to or greater than one hundred percent (100%) of such Resorts' or Additional Resorts' total operating expenses, taxes, utilities and associated reserve fund requirements.

         SECTION 4.05. CONSOLIDATION AND MERGER. No Seller will consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into them or convey all or substantially all of their respective assets to any Person, unless (i) either such Seller shall be the surviving corporation or the successor corporation or the Person which is the surviving or successor corporation or which acquires by sale or conveyance substantially all the assets of such Seller shall be a corporation organized under the laws of the United States of America or any State thereof and shall expressly assume the due and punctual performance and observance of all of the covenants and conditions of this Agreement to be performed or observed by such Seller, by an amendment hereto in form reasonably satisfactory to the Indenture Trustee and the Facility Administrator, and (ii) such Seller or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in breach in the performance of any such covenant or condition of this Agreement.

         SECTION 4.06. RECEIVABLES. The Sellers shall not take any action (nor permit or consent to the taking of any action) which might reasonably be anticipated to impair the value of the Receivables or related Assets or any of the rights of the Trust in the Receivables or related Assets; provided, however, nothing contained in this Section 4.06 shall be construed as requiring the Sellers to guarantee or otherwise become liable for the payment of the Obligors' payments under the Receivables.

         SECTION 4.07. COMPLIANCE WITH LAWS. Sellers and, to the extent within the control of Bluegreen or an Affiliate thereof, each of the Units in which Intervals are being sold, shall comply with, conform to and obey each and every judgment, law, statute, rule and governmental regulation applicable to it and each indenture, order, instrument, agreement or document to which it is a party or by which it is bound except where the failure to comply would not have a material adverse effect on the Receivables.

         SECTION 4.08. ENVIRONMENTAL COMPLIANCE.

                  (a) The operations of Sellers comply in all material respects with all applicable Environmental Laws.

                  (b) There are no claims, investigations, litigation, administrative proceedings, whether pending or, to Sellers' best knowledge, threatened, or judgments or orders, relating to any Hazardous Materials or alleging the violation of any Environmental Laws (collectively "ENVIRONMENTAL MATTERS") relating in any way to any operations of Sellers on any real property leased or owned by Sellers or to the operations of Sellers the result of which, if adversely determined, would reasonably be expected to have a material adverse effect on the Receivables or any Seller's ability to perform its obligations hereunder or under the other Transaction Documents.

                  (c) To Sellers' knowledge, no Hazardous Materials are presently stored or otherwise located on, in or under any real property leased, owned or operated by Sellers except in material compliance with all applicable Environmental Laws, and, no part of any real property leased, owned or operated by Sellers or to Sellers' best knowledge, adjacent parcels, including the groundwater located thereon, is presently contaminated by any such Hazardous Material in any manner which could reasonably by expected to have a material adverse effect on the Receivables or any Seller's ability to perform its obligations hereunder or under the other Transaction Documents.

                  (d) No Seller has filed any notice under any international, federal, state, regional, provincial or local law indicating past or present treatment, storage or disposal of a Hazardous Material or reporting a spill or release of a Hazardous Material into the environment the result of which, if adversely determined, would reasonably be expected to have a material adverse effect on the Receivables or any Seller's ability to perform its obligations hereunder or under the other Transaction Documents.

                  (e) Sellers do not have any known material liability, contingent or otherwise, in connection with any release of any Hazardous Material into the environment which would reasonably be expected to have a material adverse effect on the Receivables or any Seller's ability to perform its obligations hereunder or under the other Transaction Documents.

                  (f) Sellers hereby indemnify the Trust Depositor and agree to hold Trust Depositor harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever (including, without limitation, court costs and reasonable attorneys' fees and legal expenses) which at any time or from time to time may be paid, incurred or suffered by, or asserted against, Trust Depositor arising directly or indirectly from the violation by any Seller of any Environmental Law with respect to any Resort or Additional Resort; or with respect to, or as a direct or indirect result of the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from, properties utilized, owned or operated by Sellers in the conduct of their business into or upon any land, the atmosphere, or any watercourse, body of water or wetland, of any Hazardous Material with respect to any Resort or Additional Resort (including, without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under the Environmental Laws); PROVIDED that to the extent that Sellers are strictly liable under any Environmental Laws, the Sellers' obligations to indemnify Trust Depositor hereunder shall likewise be without regard to fault on the part of Sellers and with respect to the violation of law which results in liability to Sellers; PROVIDED, FURTHER, that this SECTION 4.08 shall not apply with respect to any liability, release, violation or other matter that arises solely from the Trust Depositor's gross negligence or willful misconduct or after any Seller loses possession of any property due to foreclosure or other exercises of remedies by Trust Depositor. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this
         SECTION 4.08 may be unenforceable because it is violative of any law or public policy, Sellers shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnifications set forth in this SECTION 4.08.

         SECTION 4.09. NOTICES TO OBLIGORS. Each Seller will direct its related Obligors, and shall instruct all future Obligors, to remit all payments with respect to such Receivables only (i) by check, money order, phone payment, or Western Union Quick Collect mailed to, or generated by, an office of the Servicer, (ii) by check, money order, wire transfer or moneygram to the Lockbox or Lockbox Account or (iii) by pre-authorized checking or credit card payment for deposit into the Lockbox Account. Each Seller shall send to the Lockbox Bank for deposit into the Lockbox Account all Collections it may receive in respect of Purchased Receivables no later than the next Business Day following the date of receipt thereof. Any Collections in respect of Purchased Receivables held by any Seller pending transfer to the Lockbox Account shall be held in trust for the benefit of the Indenture Trustee and the Noteholders until such amounts are deposited into the Lockbox Account as set forth above.

         SECTION 4.10. COMPLIANCE WITH COLLECTION POLICIES. Each Seller shall comply in all material respects with the terms of the Purchased Receivables and its collection policies in effect on the Closing Date; PROVIDED that the Sellers may modify and/or amend their collection policies with the prior written consent of the Facility Administrator.

         SECTION 4.11. COMPLIANCE WITH AGREEMENTS AND APPLICABLE LAWS. Each Seller shall perform each of its obligations under this Agreement and the other Transaction Documents and comply with all federal, state and local laws and regulations applicable to it and the Receivables, including those relating to truth in lending, time share, real estate, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws, except to the extent that the failure to so comply, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on its ability to perform its obligations hereunder or on its business, properties, assets, or condition (financial or otherwise).

                                   ARTICLE V

                      PERFECTION OF TRANSFER AND PROTECTION
                          OF BACK-UP SECURITY INTERESTS

         SECTION 5.01. CUSTODY OF RECEIVABLES. Subject to the terms and conditions of this Section 5.01, and except as provided in the Custodial Agreement the contents of each Receivable File shall be held in the custody of Bluegreen in its capacity as Servicer under the Sale and Servicing Agreement for the benefit of the owner thereof. The Sellers agree to cooperate with the Servicer in its efforts to comply with its obligations under the Sale and Servicing Agreement in respect of the Assets, and acknowledges and consents to the transactions contemplated therein.

         SECTION 5.02. FILING.

                  (a) On or as soon as practicable following each Purchase Date, the Sellers shall cause the UCC financing statement(s) referred to in
         Section 13.12 of the Sale and Servicing Agreement to be filed and from time to time the Sellers shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as Trust Depositor may reasonably request to perfect and protect the Trust Depositor's, the Trust's and the Indenture Trustee's interests in the Assets against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

                  (b) On or as soon as practicable following each Purchase Date, the Sellers will deliver to the Custodian the Receivables File relating to the Purchased Receivables or Subsequent Receivables (as the case may be) transferred on such Purchase Date.

         SECTION 5.03. NAME CHANGE OR RELOCATION.

                  (a) During the term of this Agreement, each Seller agrees not to change its respective name or identity or relocate its respective chief executive office, or relocate or establish a new location where Receivables Files are maintained, without first giving at least 30 days' prior written notice to the Trust Depositor, the Facility Administrator and the Indenture Trustee.

                  (b) If any change in any Seller's name or identity or other action would make any financing or continuation statement or notice of ownership interest or lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, such Seller, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Trust Depositor's, the Trust's and the Indenture Trustee's interests in the Assets. In addition, each Seller agrees not to change its respective principal place of business or its respective chief executive office (within the meaning of Article 9 of the UCC) from the location specified in Section 13.3 of the Sale and Servicing Agreement, or relocate or establish a location where it maintains Receivable Files which is other than in one of the UCC Filing Locations, unless it has first taken such action as is advisable or necessary to preserve and protect Trust Depositor's, the Facility Administrator and the Indenture Trustee's interest in the Assets. Promptly after taking any of the foregoing actions, such Seller shall deliver to Trust Depositor, the Facility Administrator and the Indenture Trustee an Opinion of Counsel stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Trust, the Trust Depositor and the Indenture Trustee in the Assets have been filed, and reciting the details of such filing.

         SECTION 5.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, and subject to the other terms and provisions herein relating to changes in location, the Sellers will maintain their respective chief executive offices in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 5.05. COSTS AND EXPENSES. The Sellers jointly and severally agree to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of Trust Depositor's, the Trust's and the Indenture Trustee's right, title and interest in and to the Assets (including, without limitation, the interest in the Interval related thereto).

         SECTION 5.06. SALE TREATMENT. The Sellers and Trust Depositor each shall treat the transfer of Assets made hereunder for financial accounting purposes as a sale and purchase and/or contribution of capital on all of its relevant books, records, financial statements and other applicable documents.

                                   ARTICLE VI

                         REMEDIES UPON MISREPRESENTATION

         SECTION 6.01. REPURCHASES AND SUBSTITUTIONS OF RECEIVABLES FOR BREACH OF REPRESENTATIONS AND WARRANTIES. The Sellers hereby jointly and severally agree, for the benefit of Trust Depositor and its assignees including the Trust, the Indenture Trustee and the Noteholders that they shall repurchase any Ineligible Receivable and any Receivable (together with all related Assets) with respect to which there has been a breach of a representation or warranty under
Article III of this Agreement at a repurchase price equal to the Transfer Deposit Amount, not later than the Business Day preceding the next Payment Date which is at most thirty (30) days after the earlier of (i) the date the any Seller becomes aware of, or (ii) receives written notice from the Indenture Trustee, the Facility Administrator, the Servicer or Trust Depositor of, the related breach or inaccuracy of representation. In the event the Sellers can cure, and in fact cure, the condition which created the "Ineligible Receivable" in the above described 30 day period the Sellers shall not be obligated to substitute or repurchase such Receivable. Notwithstanding the foregoing, Sellers' obligations hereunder shall relate solely to a breach or inaccurate representation which, in the Facility Administrator's reasonable determination, materially adversely affects a Receivable or with respect to Receivables for which, in the Facility Administrator's reasonable determination, the breach of a representation or warranty in the aggregate materially adversely affects the

Trust Depositor, the Trust the Indenture Trustee and the Noteholders. If the Sellers are able to effect a substitution for any such Ineligible Receivable in compliance with Section 2.03, the Sellers may, in lieu of repurchasing such Receivable and subject to the limitations set forth in Section 2.7 of the Sale and Servicing Agreement, effect a substitution for such affected Receivable with a Substitute Receivable not later than the date a repurchase of such Ineligible Receivable would be required hereunder. It is understood and agreed by the parties hereto that the payment obligations of the Obligors' in respect of the Receivables purchased hereunder shall not be the obligation of the Sellers or the Trust Depositor, except with respect to Servicer Advances as and to the extent provided in the Sale and Servicing Agreement and remedies associated with breaches of representations and warranties set forth above. The Issuer and the Noteholders shall bear the economic risk of the Obligors' failure to make payments on the Receivables.

         SECTION 6.02. REASSIGNMENT OF REPURCHASED OR SUBSTITUTED RECEIVABLES. Upon deposit in the Collection Account of the repurchase price as described in
Section 6.01 (or upon the Subsequent Transfer Date related to a Substitute Receivable described in Section 6.01), Trust Depositor shall assign to the Sellers all of Trust Depositor's right, title and interest in the repurchased or Replaced Receivable and related Assets, in each case received by release from the Trust in accordance with Section 6.5 of the Sale and Servicing Agreement, without recourse, representation or warranty.

                                  ARTICLE VII

                                   INDEMNITIES

         SECTION 7.01. SELLERS INDEMNIFICATION. Each Seller will defend and indemnify Trust Depositor and its assignees (including the Trust, the Indenture Trustee and the Noteholders) (any of which, an "INDEMNIFIED PARTY") against any and all costs, expenses, losses, damages, claims and liabilities, joint or several, including reasonable fees and expenses of counsel and expenses of litigation (collectively, "COSTS") arising out of or resulting from any acts, omissions or alleged acts or omissions of a Seller arising out of or relating to this Agreement or any other Transaction Document which are in violation or contravention of the terms of this Agreement or any other Transaction Document or the use, ownership or operation of any Interval by any Seller or the Servicer, to the extent the Servicer is Bluegreen or any Affiliate thereof, or any Affiliates of the foregoing or any representation or warranty or covenant made by any Seller in this Agreement being untrue or incorrect (subject to the preamble to Article III and to Section 6.01 of this Agreement); PROVIDED, HOWEVER, that the Sellers shall not be required to so indemnify any such Indemnified Party for such Costs to the extent that such Cost shall be due to or arise from the willful misfeasance, bad faith or gross negligence of such Indemnified Party, or the failure of such Indemnified Party to comply with any material undertaking, agreement or covenant made by such Indemnified Party in a

Transaction Document to which it is a party; PROVIDED FURTHER that nothing contained in this SECTION 7.01 shall be construed to obligate the Sellers to indemnify an Indemnified Party with respect to losses, claims, damages and liabilities incurred as a result of the payment performance of the Assets. Notwithstanding any other provision of this Agreement, the obligations of the Sellers under this SECTION 7.01 shall not terminate upon a Service Transfer pursuant to Section 8.2 of the Sale and Servicing Agreement and shall survive any termination of the Sale and Servicing Agreement or this Agreement.

         SECTION 7.02. LIABILITIES TO OBLIGORS. No obligation or liability to any Obligor under any of the Receivables is intended to be assumed by the Trust Depositor, the Indenture Trustee, the Noteholders or the Trust under or as a result of this Agreement and the transactions contemplated hereby.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         SECTION 8.01. MERGER OR CONSOLIDATION.

                  (a) Except as otherwise provided in this Section 8.01, the Sellers will keep in full force and effect their respective existence, rights and franchises as corporations in their respective jurisdictions of incorporation, and the Sellers will obtain and preserve their qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement and of any of the Receivables and to perform its duties under this Agreement.

                  (b) Any person into which a Seller may be merged or consolidated, or any corporation resulting from such merger or consolidation to which any Seller is a party, or any person succeeding to the business of such Seller, shall be the successor to such Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 8.02. TERMINATION. This Agreement shall terminate (after distribution of all amounts distributable pursuant to Section 2.11 of the Sale and Servicing Agreement) on the Payment Date on which the Aggregate Outstandings have been reduced to zero; PROVIDED, that the Sellers' indemnities under Section
7.01 hereof shall survive termination.

         SECTION 8.03. ASSIGNMENT OR DELEGATION BY THE SELLERS. Except as specifically authorized hereunder, no Seller may convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of the Trust Depositor, Facility Administrator and the Noteholders, and any attempt to do so without such consent shall be void.

         SECTION 8.04. AMENDMENT. This Agreement may be amended by the parties hereto only with the prior written consent of the Facility Administrator. Any such amendment shall be in writing and executed by the parties hereto (including in counterparts). Upon the execution of any amendment in compliance with this
Section 8.04, this Agreement shall be modified in accordance therewith, and such amendment shall form a part of this Agreement for all purposes.

         SECTION 8.05. NOTICES. All notices, demands, certificates, requests and communications hereunder ("NOTICES") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date (which shall be a Business Day) transmitted by legible telefax transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

   If to any Seller:             c/o Bluegreen Corporation
                                 4960 Blue Lake Drive
                                 Boca Raton, Florida 33431
                                 Attn: Patrick E. Rondeau, Esq.
                                 Telecopier No.: (561) 912-8100

   If to Trust Depositor:        Bluegreen Receivables Finance Corporation IV
                                 4960 Blue Lake Drive
                                 Boca Raton, Florida 33431
                                 Attn: Patrick E. Rondeau, Esq.
                                 Telecopier No.: (561) 912-8100

   If to the Trust:              c/o Wilmington Trust Company
                                 Rodney Square North
                                 1100 North Market Street
                                 Wilmington, Delaware 19890-0001
                                 Attention: Corporate Trust Administration
                                 Telecopier No.: (302) 651-8882

   with a copy to
   the Facility Administrator:   Heller Financial, Inc.
                                 28th Floor - Heller Sales Finance
                                 500 W. Monroe Street
                                 Chicago, Illinois  60661
                                 Attn:    Manager - Client Services
                                          Vacation Ownership
                                 Telecopier No.: (312) 441-7560

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 8.06. MERGER AND INTEGRATION. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

         SECTION 8.07. HEADINGS. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         SECTION 8.08. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

         SECTION 8.09. NO BANKRUPTCY PETITION. Each Seller covenants and agrees that, prior to the date that is one year and one day after the payment in full of all Aggregate Outstandings, it will not institute against Trust Depositor, or join any other Person in instituting against the Trust Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States, or take any action in contemplation or furtherance of any of the foregoing. This Section 8.09 will survive the termination of this Agreement.

         SECTION 8.10. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 8.11. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trust Depositor (or any assignee thereof) or the Sellers, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. To the extent permitted by law, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.

         SECTION 8.12. COUNTERPARTS. This Agreement may be executed in two or more counterparts including by telefax transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

         SECTION 8.13. INTENDED CHARACTERIZATION. The Sellers and the Trust Depositor agree that any conveyance hereunder or under the Sale and Servicing Agreement is intended to be a sale and absolute conveyance of ownership of the Assets, rather than the mere granting of a security interest to secure a borrowing. If, notwithstanding such expressed interest, any such transfer is deemed to be of a mere security interest to secure indebtedness, each Seller shall be deemed to have granted (and hereby grants to) the Trust Depositor a perfected first priority security interest in such Assets and this Agreement shall constitute a security agreement under applicable law, securing the repayment of the purchase price paid hereunder and the obligations and/or interests provided for in this Agreement and in the order and priorities, and subject to the other terms and conditions of, the Sale and Servicing Agreement, together with such other obligations or interests as may arise hereunder and thereunder in favor of the parties hereto and thereto. If such transfer is deemed to be the mere granting of a security interest to secure a borrowing, Trust Depositor may, to secure Trust Depositor's own obtainment of funds under the Sale and Servicing Agreement (to the extent that the conveyance of the Assets thereunder is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign (i) all or a portion of the Assets pledged to Trust Depositor and not released from the security interest of this Agreement at the time of such pledge and assignment, and (ii) all proceeds thereof. Such repledge and reassignment may be made by Trust Depositor with or without a repledge and reassignment by Trust Depositor of its rights under this Agreement, and without further notice to or acknowledgment from any Seller. Each Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against Trust Depositor or any assignee of Trust Depositor relating to such action by Trust Depositor in connection with the transactions contemplated by the Sale and Servicing Agreement.

         SECTION 8.14. SELLERS. Notwithstanding anything contained in this Agreement or any other Transaction Document to the contrary, as of the Closing Date, Bluegreen Corporation is the only "Seller" hereunder.


                     [remainder of page intentionally blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                            BLUEGREEN RECEIVABLES FINANCE
                                            CORPORATION IV

                                            By: /s/ JOHN F. CHISTE
                                                ------------------------------
                                            Printed Name:  JOHN F. CHISTE
                                            Title: TREASURER


                                            BLUEGREEN CORPORATION

                                            By: /s/ JOHN F. CHISTE
                                                ------------------------------
                                            Printed Name:  JOHN F. CHISTE
                                            Title: TREASURER


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